SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 16, 2018 (July 13, 2018)

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Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

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British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec Canada

H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

 (Registrant’s telephone number, including area code)

Valeant Pharmaceuticals International, Inc.

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on July 13, 2018, Valeant Pharmaceuticals International, Inc. (the “Company”) changed its corporate name to Bausch Health Companies Inc., pursuant to a Notice of Alteration filed with the British Columbia Registrar of Companies on July 13, 2018.

Pursuant to British Columbia law, no shareholder vote was necessary to effectuate this change of name. The name change does not affect the rights of the Company’s shareholders.

Copies of the Company’s Notice of Articles issued by the British Columbia Registrar of Companies and of the Company’s Articles are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference. The only changes to the Company’s Notice of Articles and Articles are the change of the Company’s corporate name from Valeant Pharmaceuticals International, Inc. to Bausch Health Companies Inc. in each document and the update of the names and addresses of the Company's directors in the Notice of Articles.

Commencing on July 16, 2018, the common shares of the Company ceased trading under the ticker symbol “VRX” and began trading under its new ticker symbol, “BHC,” on the New York Stock Exchange and the Toronto Stock Exchange.

A specimen of the new form of common share certificate reflecting the Company’s new corporate name is attached hereto as Exhibit 4.1 and is incorporated herein by reference. Holders of common share certificates bearing the prior corporate name need not take any action at this time to change the common share certificates to reflect the new corporate name. Certificates reflecting the name change will be issued in due course as old common share certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Notice of Articles of Bausch Health Companies Inc., as of July 16, 2018
3.2	Articles of Bausch Health Companies Inc., as of July 13, 2018
4.1	Form of Common Share Certificate of Bausch Health Companies Inc.

EXHIBIT INDEX

Exhibit Number	Description
3.1	Notice of Articles of Bausch Health Companies Inc., as of July 16, 2018
3.2	Articles of Bausch Health Companies Inc., as of July 13, 2018
4.1	Form of Common Share Certificate of Bausch Health Companies Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bausch Health Companies Inc.

By:	/s/ Paul S. Herendeen
	Name:	Paul S. Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: July 16, 2018